SECURITIES & EXCHANGE COMMISSION

                         WASHINGTON, D.C. 20549


                                FORM 8-K


                             CURRENT REPORT


                Pursuant to Section 13 or 15 (d) of the
                     Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): October 18, 2001
                                                     ----------------

                         CENTRAL COAST BANCORP
         -----------------------------------------------------
         (Exact name of registrant as specified in its charter)



STATE OF CALIFORNIA                      0-25418              77-0367061
-------------------                     ----------            ----------
(State or other jurisdiction)       (Commission file       (I.R.S. Employer
of incorporation)                    number)                Identification No.)



301 Main Street, Salinas, California                            93901
-------------------------------------                          -------
(Address of Principal Executive Offices)                      (Zip Code)

Registrants telephone number including area code:          (831) 422-6642
                                                           --------------

                             Not Applicable
     -------------------------------------------------------------
     (Former name or former address, if changed since last report).



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The Exhibit Index is on Page 4

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Item 5.  Other Events.

         The Registrant issued a press release dated October 18, 2001 announcing third quarter diluted earnings per share of $0.32, a 10.3% increase over the $0.29 reported in the year earlier period. Net income for the quarter ended September 30, 2001 was $2,368,000 versus $2,253,000 reported for the same period of 2000. The foregoing is qualified by reference to the press release attached as exhibit 99.1.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)   FINANCIAL STATEMENTS.

           Not Applicable.

(b)   PRO FORMA FINANCIAL INFORMATION.

           Not Applicable.

(c)   EXHIBITS.

           (99.1)    Press Release dated October 18, 2001




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CENTRAL COAST BANCORP


Date:  October 18, 2001                   By:/s/ ROBERT M. STANBERRY
                                          ---------------------------
                                          Robert M. Stanberry, CFO




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

                             EXHIBIT INDEX

                                                              Sequential
Exhibit No.       Description                                  Page No.
-----------       -----------                                  --------

99.1              Press Release dated October 18, 2001            5



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